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                                                                  EXHIBIT 10.11

                         AMENDMENT TO SUPPLY AGREEMENT

      THIS AMENDMENT TO THE SUPPLY AGREEMENT (the "Amendment") is made and entered into effective February 26, 2001, by and between Kyocera Wireless
Corp., a Delaware corporation ("KYOCERA") and Brightstar Corporation a, Delaware corporation ("Purchaser"), with respect to the following facts:

                                    RECITALS

A. KYOCERA and Purchaser previously entered into that certain Supply Agreement dated September 1, 2000 (the "Agreement").

B. By this Amendment, KYOCERA and Purchaser desire to amend the Supply Agreement as hereinafter set forth.

                                   AGREEMENT

      NOW, THEREFORE, for and in consideration of the promises set forth herein, KYOCERA and Purchaser agree as follows:

1. The definition of "Territory" in the Agreement is hereby amended to include Mexico.

2. Except as modified by this Amendment, the Agreement shall continue in full force and effect as written.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

KYOCERA WIRELESS CORP.                    BRIGHTSTAR CORPORATION

By: /s/ Masahiro Inove                    By: /s/ R. Marcelo Claure
    ----------------------------------        ----------------------------------
                Signature                               Signature

         Masahiro Inove                            Raul Marcelo Claure
--------------------------------------    --------------------------------------
              Name Typed                              Name Typed

                  CEO                                President-CEO
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                 Title                                   Title

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